                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 1, 2005

                             HAWAIIAN HOLDINGS, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                   1-31443                71-0879698
            --------                   -------                 ----------
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                 Identification Number)

             12730 High Bluff Drive, Suite 180, San Diego, CA 92130
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 523-0171
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Senior Credit Facility

On June 2, 2005, Hawaiian Holdings, Inc. (the "Company"), as guarantor, entered into a credit agreement (the "Credit Agreement") with Hawaiian Airlines, Inc., a
Delaware corporation and the Company's sole operating subsidiary ("Hawaiian
Airlines"), as borrower, the lenders named therein and Wells Fargo Foothill,
Inc. ("Wells Fargo"), as agent for the lenders. A copy of the Credit Agreement is attached hereto as Exhibit 10.01 and is incorporated herein by reference.
Indebtedness under the Credit Agreement is secured by substantially all of the assets of the Company and its subsidiaries, pursuant to a Security Agreement and an Engine and Spare Parts Security Agreement (which relates to certain aircraft collateral of Hawaiian Airlines) in favor of Wells Fargo, as agent for the senior lenders, a copy of which agreements are attached hereto as Exhibits 10.02 and 10.03, respectively, and are incorporated herein by reference. The Credit
Agreement provides Hawaiian Airlines with a $50 million senior secured credit facility (the "Senior Credit Facility") comprised of (i) a revolving line of credit in the maximum amount of $25 million, subject to availability under a borrowing base formula based on Hawaiian Airlines' eligible accounts receivable, eligible spare parts, eligible ground equipment and collections, with a $15 million sublimit for letters of credit and up to $5 million in swing loans and
(ii) a $25 million term loan. Indebtedness under the Credit Agreement bears interest in the case of base rate loans, at a per annum rate equal to the base rate (Wells Fargo's published "prime rate") plus the base rate margin (1.50 percentage points), and, in the case of LIBOR rate loans, at a per annum rate equal to the LIBOR rate plus the LIBOR rate margin, each as defined in the
Credit Agreement. The interest rate shall at no time be less than 5% per annum and is subject to adjustment from time to time. The Company and Hawaiian
Airlines are subject to customary covenants for lending transactions of this type, including minimum EBITDA, excess availability and leverage ratio financial covenants. The obligations of Hawaiian Airlines under the Credit Agreement and related transaction documents are guaranteed by the Company under a General
Continuing Guaranty, a copy of which is attached hereto as Exhibit 10.04 and is incorporated herein by reference. The Senior Credit Facility matures in three years.

Term B Credit Facility

On June 2, 2005, the Company, as guarantor, entered into a credit agreement (the
"Term B Credit Agreement") with Hawaiian Airlines, as borrower, the lenders named therein and Canyon Capital Advisors, LLC ("Canyon"), as agent for the lenders. A copy of the Term B Credit Agreement is attached hereto as Exhibit
10.05 and is incorporated herein by reference. The Term B Credit Agreement provided Hawaiian Airlines with an additional $25 million term loan at an interest rate of 10% per annum, with interest payable quarterly (the "Term B
Facility"). The entire principal amount of the loan may be prepaid, subject to certain prepayment penalties as set forth in the Term B Credit Agreement. The
Company and Hawaiian Airlines are subject to customary covenants for lending transactions of this type, including minimum EBITDA, excess availability and leverage ratio financial covenants. The Term B Credit Agreement is secured by a lien on substantially all of the assets of the Company and its subsidiaries, pursuant to a Security

Agreement and an Engine and Spare Parts Security Agreement (which relates to certain aircraft collateral of Hawaiian Airlines) in favor of Canyon, as agent for the Term B lenders, a copy of which agreements are attached hereto as
Exhibits 10.06 and 10.07, respectively, and are incorporated herein by reference. The Term B Credit Agreement is subject to the prior liens granted by the Company and Hawaiian Airlines to the senior lenders under the Credit
Agreement. The obligations of Hawaiian Airlines under the Term B Credit
Agreement and related transaction documents are guaranteed by the Company under a General Continuing Guaranty, a copy of which is attached hereto as Exhibit
10.08 and is incorporated herein by reference. The Term B Facility matures in three years.

Note Purchase Agreement

         On June 1, 2005, the Company and RC Aviation, LLC, a principal stockholder of the Company that owns or controls approximately 40% of the outstanding common stock of the Company ("RC Aviation"), entered into a Note
Purchase Agreement (the "Note Purchase Agreement"), pursuant to which certain members of RC Aviation purchased from the Company Series A Subordinated
Convertible Notes due June 1, 2010 (the "Series A Notes") and Series B
Subordinated Convertible Notes due June 1, 2010 (the "Series B Notes" and,
together with the Series A Notes, the "Notes), in the aggregate principal amount of $60 million. Copies of the Note Purchase Agreement and the forms of Series A
Note and Series B Note are attached hereto as Exhibits 10.09, 10.10 and 10.11, respectively, and are incorporated herein by reference. The Notes provide for interest at a rate of 5% per annum, payable at the Company's option in cash or additional Notes. The Notes will be convertible into common stock, par value
$0.01 per share, of the Company ("Common Stock") as described below at an initial conversion price of $4.35 per share, subject to adjustment upon the occurrence of certain dilutive events (the "Conversion Price"). The Notes become due in five years from the issue date, if not prepaid or converted prior to such date. The Company has the right, and has covenanted to use its best efforts, to redeem the Notes, at 105% of the aggregate principal amount plus all accrued and unpaid interest due and payable thereunder, at any time prior to the first anniversary of issuance. It is the Company's current intention to redeem the
Notes out of the proceeds of a rights offering of Common Stock available to all holders of the Common Stock as soon as practicable. The Company will also have the right to redeem the Notes after the first anniversary of issuance, if the
Market Price (as defined in the Note Purchase Agreement) of the Common Stock has
exceeded 150% of the Conversion Price for at least 20 of 30 consecutive trading days prior to the notice of redemption by the Company. Redemption of the Notes and other payments in respect of the Notes are subject to the subordination provisions contained in the Notes. The Series A Notes are convertible into
8,933,000 shares of Common Stock at any time after the first anniversary of the issuance thereof, and the Series B Notes are convertible into 4,860,103 shares of Common Stock at any time after the latest to occur of (i) the effectiveness of an amendment (the "Amendment") to the Company's Amended and Restated
Certificate of Incorporation increasing the aggregate number of authorized shares of Common Stock to an amount that would allow for the full conversion of the Series B Notes and the full exercise of the Common Stock Warrants (as defined below), (ii) the receipt of shareholder approval the ("Requisite
Stockholder Approval") authorizing the issuance of the Common Stock upon conversion of the Series B Notes as required by Section 713 of the AMEX Company
Guide, and

(iii) the first anniversary of the issuance of the Notes. From and after June 2,
2008, if the Amendment has not become effective, the Requisite Stockholder
Approval has not been obtained and the closing price of the Common Stock has exceeded the Conversion Price for at least 20 out of 30 consecutive trading days after the first anniversary of the date of issuance of the Notes, holders of the
Series B Notes have the right to require the Company to purchase the Notes at a price equal to the greater of (1) the Redemption Price (as defined in the Note
Purchase Agreement) and (2) an aggregate amount equal to the product of: (x) the number of shares of Common Stock into which the Series B Notes subject to redemption would have been convertible into as of the date of the Holders'
Provisional Redemption Demand Notice had the Amendment become effective and the
Requisite Stockholder Approval (as defined in the Note Purchase Agreement) been obtained, and (y) the Market Price of the Common Stock as of the date of the
Holders' Provisional Redemption Demand Notice. In connection with the issuance of the Notes and the granting of the Common Stock Warrants, the Company and RC
Aviation also entered into a Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.12 and is incorporated herein by reference, relating to the registration of shares of Common Stock issuable upon conversion of the Notes and exercise of the Common Stock Warrants.

         The Chapter 11 Trustee for Hawaiian Airlines (the "Chapter 11
Trustee"), the Company and RC Aviation had previously entered into a
Restructuring Support Agreement, dated as of August 26, 2004 (the "Restructuring
Support Agreement"), pursuant to which the Company and RC Aviation agreed to raise the funding necessary to meet the distribution and payment obligations under the Joint Plan and to ensure that Hawaiian Airlines would have at least the minimum amount of cash required by the Joint Plan on the effective date of the Joint Plan. In addition, the Company entered into an agreement with RC
Aviation, dated August 24, 2004, in which RC Aviation and its members entered into a firm commitment (the "RC Commitment") to provide, among other things, up to $60 million in Funds if required to finance the Joint Plan. Pursuant to the terms of the Restructuring Support Agreement and the RC Commitment, the Company
and RC Aviation have financed the Joint Plan with the Senior Credit Facility, the Term B Credit Facility and the Notes. The Company had previously anticipated financing the Joint Plan by issuing approximately $100 million of convertible senior notes, but recent market conditions in the convertible note market have made the terms under which such financing could be consummated unattractive to the Company. Accordingly, the Company has financed the Joint Plan as described above.

         A special committee of the Board of Directors of the Company approved the terms of the Notes as well as the Series E Warrant and the Common Stock
Warrants (each as defined below) and received fairness opinions in connection therewith.

Series E Warrant and Common Stock Warrants

         RC Aviation received on June 2, 2005 a warrant to purchase shares of the Company's newly designated Series E Preferred Stock (the "Series E
Warrant"), such warrant to be automatically exchanged, upon the effectiveness of the Amendment, for the common stock purchase warrants (the "Common Stock
Warrants") to purchase up to ten percent (10%) of the fully-diluted shares of
Common Stock (or approximately 6,856,000 shares), of which warrants half had been

previously earned by RC Aviation for its funding commitment with respect to the joint plan of reorganization proposed by the Company and RC Aviation in connection with Hawaiian Airlines' bankruptcy proceedings and the other half of which was earned by RC Aviation in connection with its purchase of the Notes pursuant to the Note Purchase Agreement. The Certificate of the Designations,
Powers, Preferences and Rights of the Company's Series E Preferred Stock, the
Series E Warrant, and the form of Common Stock Warrant are attached hereto as
Exhibits 10.13, 10.14 and 10.15, respectively, and are incorporated herein by reference. Once issued, the Common Stock Warrants will be exercisable for
6,856,000 shares of Common Stock at an exercise price of $7.20 per share, subject to adjustment from time to time for certain dilutive events.

ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP

         On March 21, 2003, Hawaiian Airlines filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the
United States Bankruptcy Court for the District of Hawaii (the "Bankruptcy
Court"). By Order dated May 18, 2005, the Bankruptcy Court confirmed the Third
Amended Joint Plan of Joshua Gotbaum, as Chapter 11 Trustee for Hawaiian
Airlines, The Official Committee of Unsecured Creditors, HHIC, Inc., the Company
and RC Aviation, dated as of March 11, 2005, as amended (the "Joint Plan").
Copies of the Joint Plan and the Order are attached hereto as Exhibits 2.01 and
2.02, respectively, and are incorporated herein by reference. The effective date for the Joint Plan was June 2, 2005 (the "Effective Date").

         On May 31, 2005, the Company had 30,751,227 shares of Common Stock issued and outstanding and 14,123,873 shares reserved for future issuance in respect of claims and interests filed and allowed under the Joint Plan, for an aggregate total of 44,875,100 shares. Information as to the assets and liabilities of Hawaiian Airlines may be found in the Monthly Operating Report for the period from April 1, 2005 to April 30, 2005 (the "Monthly Operating
Report"), as filed with the Bankruptcy Court, which was filed as Exhibit 99.1 to the Form 8-K filed by the Company on May 24, 2005 and is incorporated herein by reference. Such Monthly Operating Report contains an unaudited condensed balance sheet of Hawaiian Airlines as of April 30, 2005 and unaudited condensed statement of operations and cash flows of Hawaiian Airlines for the one month period ended April 30, 2005.

         The following is a summary of the material features of the Joint Plan.

A.  Summary of Joint Plan Distributions

         Below is a summary of the treatment (in millions) accorded each class of claims under the Joint Plan:



                                                                                          ANTICIPATED TREATMENT
                                                                                  --------------------------------------
       CLASS           CLASSIFICATION             TREATMENT UNDER                 CASH       INSTALLMENT       COMMON
                                                   THE JOINT PLAN                             PAYMENTS      STOCK OF THE
                                                                                                               COMPANY
------------------------------------------------------------------------------------------------------------------------

   Unclassified      Unsecured Priority   In cash, paid in up to                  $1.2          $30.1              --
                     Tax Claims           twenty-four (24) equal
                                          quarterly installments.

      Class 1        Secured Priority     In cash, paid in accordance             $1.0             --              --
   (Unimpaired)      Tax Claims           with the legal, equitable and
                                          contractual rights of the
                                          holder of the claim.

      Class 2        Other Secured        Generally, at the election of             --           $2.8              --
   (Unimpaired)      Claims               Hawaiian, (i) cash, (ii)
                                          surrender of the collateral
                                          securing the claim, (iii) cure
                                          and reinstatement, or (iv)
                                          retention by the holder of the
                                          claim of its legal, equitable
                                          and contractual rights.

      Class 3        Other Priority       Cash                                    $0.1             --               --
   (Unimpaired)      Claims

      Class 4        Unsecured Claims     At the  election  of the holder,       $36.3             --               --
    (Impaired)       not included in a    either  (a) cash  in  an  amount
                     category below.      equal to fifty percent (50%) of
                                          the allowed claim and Common Stock
                                          equal to fifty percent (50%) of the
                                          allowed claim, based on a stock value
                                          of $6.16 per share; or (b) cash equal
                                          to 100% of the allowed claim.




                                                                                          ANTICIPATED TREATMENT
                                                                                  --------------------------------------
       CLASS           CLASSIFICATION             TREATMENT UNDER                 CASH       INSTALLMENT       COMMON
                                                   THE JOINT PLAN                             PAYMENTS      STOCK OF THE
                                                                                                               COMPANY
------------------------------------------------------------------------------------------------------------------------

      Class 5        Lease Related        Cash in an amount equal to             $87.0             --            $87.0
    (Impaired)       Claims               fifty percent (50%) of the
                                          claim and Common Stock equal to
                                          fifty percent (50%) of the
                                          claim, based on a stock value
                                          of $6.16 per share.

     Class 6         Convenience          Cash                                    $0.8             --               --
   (Impaired)        Claims

     Class 7         Equity               Holders of equity interests in
   (Impaired/        Interests            Hawaiian shall retain their
   Unimpaired)                            interests in the reorganized
                                          Hawaiian, without modification
                                          or alteration  by the Joint
                                          Plan. However, Holdings will
                                          be  required to issue new Common
                                          Stock to creditors of Hawaiian,
                                          which will result in a dilution
                                          of  the ownership interest of
                                          Holdings' existing common
                                          shareholders.
                                                                              ---------- ---------------- --------------
                                          Total                                 $126.4          $32.9            $87.0
                                                                              ========== ================ ==============



B. Summary of the Implementation of the Joint Plan

Revesting of Assets

         Prior to the Effective Date, Hawaiian Airlines, Inc., a Hawaii
corporation (the "Debtor"), was controlled by the Chapter 11 Trustee and not by the Company. As contemplated by the Joint Plan, on the Effective Date, without any further action or authorization on behalf of the Debtor,

the Debtor merged with and into HHIC, Inc. ("HHIC"), a Delaware corporation and a wholly-owned subsidiary of the Company, with HHIC as the surviving corporate entity, pursuant to a short-form merger under Section 253 of the Delaware
General Corporation Law (the "Merger"), and immediately thereafter renamed
Hawaiian Airlines, Inc., a Delaware corporation. Except as otherwise provided in the Joint Plan, on and after the Effective Date, all property of the estate of the Debtor, including all rights of action and recovery actions, and any property acquired by the Debtor under or in connection with the Joint Plan, vested in Hawaiian Airlines free and clear of all claims, liens, charges, other encumbrances and interests. On the Effective Date, and as a result of the
Merger, each issued and outstanding share of common stock of HHIC was exchanged for one share of common stock of Hawaiian Airlines. Each then issued and outstanding share, and each share then held in the treasury, of the stock of the
Debtor and all rights in respect thereof was, by virtue of the Merger and without any action on the part of the holder thereof, cancelled without conversion or issuance of any shares of stock of HHIC, as the surviving corporation, with respect thereto. HHIC, as the sole stockholder of the Debtor, consented to such cancellation and waived receipt of any consideration therefore in addition to the receipt of the assets and assumption of the liabilities of the Debtor in the Merger. On and after the Effective Date, Hawaiian Airlines is a wholly-owned subsidiary of the Company, and may operate its business and may use, acquire and dispose of property and compromise or settle any claims or interests without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than restrictions expressly imposed by the Joint Plan or the Confirmation Order.

Corporate Actions

         On the Effective Date,  Hawaiian Airlines also adopted an Amended and
Restated Certificate of Incorporation and Amended By-Laws, in each case as contemplated by the Joint Plan. On the Effective Date, the board of directors of
Hawaiian Airlines was reconstituted to consist of the members of the board of directors of the Company as of the Effective Date (Messrs. Lawrence S.
Hershfield, Randall L. Jenson, Gregory S. Anderson, Bert T. Kobayashi, Donald J.
Carty, Thomas B. Fargo and Mark B. Dunkerley).

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION

Please see "Item 1.03. Bankruptcy or Receivership - Summary of the
Implementation of the Joint Plan - Revesting of Assets" for a description of the revesting of the assets of the Debtor in Hawaiian Airlines on the Effective
Date. Hawaiian Airlines, with flight operations based in Honolulu, Oahu, is
Hawaii's biggest and longest-serving airline, and the second largest provider of passenger air service between Hawaii and the U.S. mainland. Hawaiian Airlines offers daily service on transpacific routes between Hawaii and Los Angeles,
Sacramento, San Diego, San Francisco, Las Vegas, Phoenix, Portland, and Seattle,
as well as approximately 100 daily jet flights among the Hawaiian Islands, and additional service to Australia, American Samoa and Tahiti.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

         As described in greater detail above under "Item 1.01 Entry into a
Material Definitive Agreement--Note Purchase Agreement," on June 1, 2005, the
Company and RC Aviation entered into the Note Purchase Agreement, pursuant to which certain members of RC Aviation (the "Purchasers") purchased, on June 2,
2005, Notes of the Company in the aggregate principal amount of $60 million. The
Notes are convertible into shares of Common Stock (such shares, the "Conversion
Shares") on the terms and subject to the conditions set forth in the Note
Purchase Agreement and described above under "Item 1.01. Entry into a Material
Definitive Agreement--Note Purchase Agreement," which discussion is incorporated herein by reference. The aggregate placement fees in connection with such sales were $1.5 million. The issuance of the Notes was deemed exempt from the registration provisions of the Securities Act of 1933, as amended (the
"Securities Act"), by reason of the provision of Section 4(2) of the Securities
Act in reliance upon, among other things, the representations made by RC
Aviation on behalf of the Purchasers, including representations regarding their status as accredited investors (as such term is defined under Rule 501 promulgated under the Securities Act), and their acquisition of the Notes (and the Conversion Shares issuable upon exercise thereof) for investment and not with a current view to distribution thereof, except as such distribution may be permissible under applicable law. The Notes contain, and the certificates representing the Conversion Shares shall contain, a legend to the effect that such shares are not registered under the Securities Act and may not be transferred except pursuant to a registration which has become effective under the Securities Act or pursuant to an exemption from such registration. The issuance of such securities was not underwritten. The Conversion Shares are subject to registration rights pursuant to the terms and conditions contained in the Registration Rights Agreement.

         As described in greater detail above under "Item 1.03 Bankruptcy or
Receivership," which discussion is incorporated herein by reference, on June 2,
2005, the Company issued 14,123,873 shares of Common Stock to various claimants of Hawaiian Airlines pursuant to the Joint Plan. The issuance of shares of
Common Stock was exempt from registration under the Securities Act in reliance on Section 1145 of the United States Bankruptcy Code and subject in the case of affiliates to compliance with Section 1145(b)(1) with respect to ordinary trading transactions.

         As described in greater detail above under "Item 1.01 Entry into a
Material Definitive Agreement--Series E Warrant and Common Stock Warrants,"
which discussion is incorporated herein by reference, on June 2, 2005, the
Company issued to RC Aviation the Series E Warrant, such Series E Warrant to be automatically exchanged, upon the effectiveness of the Amendment, for the Common
Stock Warrants. The Series E Warrant is exercisable for 200 shares of Series E
Preferred Stock at an exercise price of $246,816 per share of Series E Preferred
Stock, beginning on the earlier of (a) December 1, 2005 and (b) the record date for a Distribution Event (as defined in the Series E Warrant). The issuance of the Series E Warrant was deemed exempt from the registration provisions of the
Securities Act pursuant to Section 4(2) of the Securities Act.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

         All required financial statements will be filed by amendment pursuant to Item 9(a)(4) within 71 days from the date on which this report is required to be filed.

(b) Pro Forma Financial Information.

         All required pro forma financial information will be filed by amendment pursuant to Item 9(a)(4) within 71 days from the date on which this report is required to be filed.

(c) Exhibits.

2.01     Third Amended Joint Plan of Joshua Gotbaum, as Chapter 11 Trustee for
         Hawaiian Airlines, The Official Committee of Unsecured Creditors, HHIC,
         Inc., the Company and RC Aviation, dated as of March 11, 2005, as amended.
2.02     Order Confirming Third Amended Joint Plan of Joshua Gotbaum, as Chapter
         11 Trustee for Hawaiian Airlines, The Official Committee of Unsecured
         Creditors, HHIC, Inc., the Company and RC Aviation, dated as of March
         11, 2005, as amended.
10.01    Credit Agreement, dated June 2, 2005, by and among the lenders identified on the signature pages thereto, Wells Fargo Foothill, Inc.,
         Hawaiian Holdings, Inc., and Hawaiian Airlines, Inc.
10.02    Security Agreement, dated June 2, 2005, by and among Hawaiian Holdings,
         Inc., Hawaiian Airlines, Inc. and Wells Fargo Foothill, Inc.
10.03    Engine and Spare Parts Security Agreement, dated June 2, 2005, by and between Hawaiian Airlines, Inc. and Wells Fargo Foothill, Inc.
10.04    General Continuing Guaranty, dated June 2, 2005, by Hawaiian Holdings,
         Inc. in favor of Wells Fargo Foothill, Inc.
10.05    Credit Agreement, dated June 2, 2005, by and among Hawaiian Holdings,
         Inc., Hawaiian Airlines, Inc., the lenders from time to time party thereto, and Canyon Capital Advisors LLC.
10.06    Security Agreement, dated June 2, 2005, by and among Hawaiian Holdings,
         Inc., Hawaiian Airlines, Inc. and Canyon Capital Advisors LLC.
10.07    Engine and Spare Parts Security Agreement, dated June 2, 2005, by and between Hawaiian Airlines, Inc. and Canyon Capital Advisors LLC.
10.08    General Continuing Guaranty, dated June 2, 2005, executed and delivered by Hawaiian Holdings, Inc. in favor of Canyon Capital Advisors LLC.
10.09    Note Purchase Agreement, dated June 1, 2005, by and between Hawaiian
         Holdings, Inc. and RC Aviation, LLC.
10.10    Form of Series A Subordinated Convertible Note.
10.11    Form of Series B Subordinated Convertible Note.
10.12    Registration Rights Agreement, dated as of June 1, 2005, by and between
         Hawaiian Holdings, Inc. and RC Aviation, LLC.

10.13    Certificate of the Designations, Powers, Preferences and Rights of
         Series E Preferred Stock of Hawaiian Holdings, Inc.
10.14    Warrant, dated June 2, 2005, granted to RC Aviation, LLC to purchase the Series E Preferred Stock of Hawaiian Holdings, Inc.
10.15    Form of Warrant to purchase the Common Stock of Hawaiian Holdings, Inc.

                                       10

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2005

                                  HAWAIIAN HOLDINGS, INC.

                                  By: /s/ Randall L. Jenson
                                     ---------------------
                                    Name: Randall L. Jenson
                                   Title: Chief Financial Officer, Treasurer and
                                          Secretary

                                  EXHIBIT INDEX

2.01     Third Amended Joint Plan of Joshua Gotbaum, as Chapter 11 Trustee for
         Hawaiian Airlines, The Official Committee of Unsecured Creditors, HHIC,
         Inc., the Company and RC Aviation, dated as of March 11, 2005, as amended.
2.02     Order Confirming Third Amended Joint Plan of Joshua Gotbaum, as Chapter
         11 Trustee for Hawaiian Airlines, The Official Committee of Unsecured
         Creditors, HHIC, Inc., the Company and RC Aviation, dated as of March
         11, 2005, as amended.
10.01    Credit Agreement, dated June 2, 2005, by and among the lenders identified on the signature pages thereto, Wells Fargo Foothill, Inc.,
         Hawaiian Holdings, Inc., and Hawaiian Airlines, Inc.
10.02    Security Agreement, dated June 2, 2005, by and among Hawaiian Holdings,
         Inc., Hawaiian Airlines, Inc. and Wells Fargo Foothill, Inc.
10.03    Engine and Spare Parts Security Agreement, dated June 2, 2005, by and between Hawaiian Airlines, Inc. and Wells Fargo Foothill, Inc.
10.04    General Continuing Guaranty, dated June 2, 2005, by Hawaiian Holdings,
         Inc. in favor of Wells Fargo Foothill, Inc.
10.05    Credit Agreement, dated June 2, 2005, by and among Hawaiian Holdings,
         Inc., Hawaiian Airlines, Inc., the lenders from time to time party thereto, and Canyon Capital Advisors LLC.
10.06    Security Agreement, dated June 2, 2005, by and among Hawaiian Holdings,
         Inc., Hawaiian Airlines, Inc. and Canyon Capital Advisors LLC.
10.07    Engine and Spare Parts Security Agreement, dated June 2, 2005, by and between Hawaiian Airlines, Inc. and Canyon Capital Advisors LLC.
10.08    General Continuing Guaranty, dated June 2, 2005, executed and delivered by Hawaiian Holdings, Inc. in favor of Canyon Capital Advisors LLC.
10.09    Note Purchase Agreement, dated June 1, 2005, by and between Hawaiian
         Holdings, Inc. and RC Aviation, LLC.
10.10    Form of Series A Subordinated Convertible Note.
10.11    Form of Series B Subordinated Convertible Note.
10.12    Registration Rights Agreement, dated as of June 1, 2005, by and between
         Hawaiian Holdings, Inc. and RC Aviation, LLC.
10.13    Certificate of the Designations, Powers, Preferences and Rights of
         Series E Preferred Stock of Hawaiian Holdings, Inc.
10.14    Warrant, dated June 2, 2005, granted to RC Aviation, LLC to purchase the Series E Preferred Stock of Hawaiian Holdings, Inc.
10.15    Form of Warrant to purchase the Common Stock of Hawaiian Holdings, Inc.